UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 15, 2001

                       Investment Technology, Incorporated
             (Exact name of registrant as specified in its Charter)

          Nevada                  000-30387                   88-0431927
(State of Incorporation)  (Commission file number)  (IRS Employer Identification
                                                                Number)


              3557 South Valley View Boulevard, Las Vegas, NV 89103
               (Address of principal executive office) (Zip Code)

Registrant's telephone number (702) 247-8551



Item 4: Change in Registrant's Certifying Accountant

         The certifying accountant for the Registrant, Scott Hatfield, has resigned, and the Registrant has retained Brad Brockstead, which shall be done on August 15, 2001. The report of Scott Hatfield for the past two years has not contained an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7: Financial Statements and Exhibits

         (c)      Exhibit

                  16.1 Letter from S. W. Hatfield, CPA, to the Securities and Exchange Commission dated August 15, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                                        Investment Technology, Incorporated


                                        /s/ Orla K. Lucas
                                        ---------------------------------------
                                        Orla K. Lucas, Chief Executive Officer


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